Gotham ESG Large Value Fund

A Series of FundVantage Trust

Summary Prospectus – February 1, 2019

Class/Ticker: Institutional Class Shares (GESGX)

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund including the Fund’s Statement of Additional Information (“SAI”) and shareholder reports online at https://www.gothamfunds.com/performance.aspx. You can also get this information at no cost by calling (877) 974-6852, by sending an email request to info@gothamfunds.com, or from any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated February 1, 2019, and SAI, dated February 1, 2019, as amended from time to time, are incorporated by reference into this Summary Prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Gotham Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Gotham Funds or from your financial intermediary. Instead, annual and semi-annual shareholder reports will be available on the Gotham Funds’ website (www.GothamFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Gotham Funds, call the Gotham Funds toll-free at 1 (877) 974-6852 or write to the Gotham Funds at Gotham Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to all Gotham Funds that you hold through the financial intermediary, or directly with the Gotham Funds.

Investment Objective

The Gotham ESG Large Value Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.90%
Fee Waivers and/or Expense Reimbursements[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.75%

1     “Other Expenses” are based on estimated amounts for the current fiscal year.

2     Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$77	$256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover is only shown once the Fund has completed its first fiscal period of operations.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long positions of equity securities. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle. The Fund will primarily invest in U.S. common stocks of companies that meet the Fund’s ESG criteria (summarized below) and are within the universe of the largest 500 – 700 U.S. companies based on market capitalization. The Fund will generally take long positions in securities that the Adviser believes to be undervalued based on the Adviser’s analysis of the issuer’s financial reports and market valuation.

In determining which companies meet the Fund’s Environmental, Social and Governance (“ESG”) criteria, the Adviser will utilize Sustainalytics’ ESG research. Sustainalytics uses a two-prong approach to ESG: (1) Risk Rating; and (2) Controversy Risk. The Risk Rating is designed to identify and understand the most material ESG risks, such as carbon emissions, effluents, and waste, land use and biodiversity, human rights, occupational health & safety, bribery & corruption and business ethics. Companies are assessed on nearly 40 industry specific indicators so that ESG risks can be compared across sub-industries, sectors, companies, and regions. Sustainalytics currently distinguishes between five levels of risk for the Risk Rating: negligible, low, medium, high and severe. Each company’s overall score ranges from 0 to 100, with 0 indicating that risks have been fully managed (no unmanaged ESG risks) and 100 indicating the highest level of unmanaged risk. Companies are assessed annually by Sustainalytics based on annual corporate filings and disclosures and other sources.

With regard to the Controversy Risk, companies are monitored on an ongoing basis for any controversy pertaining to ESG. Controversial events are classified into 10 areas across E, S and G pillars and are scored on a scale from one to five, depending on the reputational risk to the company and potential impact on stakeholders. Each incident is assessed in terms of its level of impact on the environment and society and its related risk to the company itself. A “Category 1” controversy event is expected to have a low impact whereas a “Category 5” controversy event is expected to have the highest, indicating a severe impact on the involved stakeholders. Sustainalytics may change their rating system from time to time.

The Fund will generally not invest in companies with a ESG Risk Rating higher than 40 or with a Controversy Rating of 5, at the time of investment. The Adviser may change the ESG Research provider and Sustainalytics may change their methodology from time to time. In order to manage capital flows, the Fund may purchase ETFs that do not conform to ESG criteria.

After screening the Fund’s investment universe based on ESG criteria, the Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Adviser’s proprietary analytical framework to identify those companies meeting the ESG criteria that appear to be undervalued on both an absolute and relative basis. This approach consists of:

•  Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

•  Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs based on the Adviser’s assessment of value.

Generally, the portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. The portfolio is also subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The Fund is rebalanced (generally daily) to manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies. Because the Fund generally rebalances its positions on a daily basis, the Fund may experience a high portfolio turnover rate.

The Fund invests at least 80% of its net assets in the securities of large capitalization companies that meet the Fund’s environmental, socially responsible and governance (“ESG”) criteria at the time of investment. Large capitalization companies are companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

•  Common Stock Risk: The Fund invests primarily in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. Common stocks are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Common stocks risk the loss of all or a substantial portion of the investment.

•  ESG Strategy Risk: The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or Advisers’ views.

•  Market Risk: The Fund is subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities on behalf of the Fund that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based of incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risks: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

•  Cybersecurity Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risk. Cybersecurity failures or breaches of the Adviser or the Fund’s other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

•  High Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. It is anticipated that the Fund will frequently adjust the size of its positions. These transactions will increase the Fund’s “portfolio turnover” and the Fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund’s returns. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

• Limited History of Operations: The Fund is a recently formed mutual fund and has a limited history of operations.

•  Securities Lending Risk: The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline.

Performance Information

The Fund’s performance information is only shown in the Fund summary when the Fund has had a full calendar year of operations.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2019.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2019.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information please call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Drive Westborough, MA 01581-1722

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Fund Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment in shares of the Fund is $100,000 and the minimum for each subsequent investment in shares of the Fund is $2,000.

Redemption by Telephone for Accounts Held Directly with the Fund

Please call Shareholder Services toll-free at (877) 974-6852

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

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